                                                                      EXHIBIT 21



                          SUBSIDIARIES OF THE COMPANY


                                                                 Jurisdiction of
  Name                                       % Owned             Incorporation
  ----                                       -------             -------------
  Balkamp, Inc.                               89.61              Indiana

  Berry Bearing Company                      100.0               Illinois

  Genuine Parts Holdings, Ltd.               100.0               Province of
                                                                 Alberta, Canada

  Motion Industries, Inc.                    100.0               Delaware

  S. P. Richards Company                     100.0               Georgia

  Alamogordo Parts & Supply, Inc.             51.0               Georgia

  Auto Paint and Supply Company
       of Lexington, Inc.                     51.0               Georgia

  Best Auto Parts, Inc.                       51.0               Georgia

  Brigham Automotive Supply, Inc.             51.0               Georgia

  Bulldog Auto Parts, Inc.                    51.0               Georgia

  Calcutta Auto Supply, Inc.                  51.0               Georgia

  Central Motor Parts, Inc.                   51.0               Georgia

  CKT Motive Parts, Inc.                      51.0               Georgia

  Clermont-Brown Automotive Supply, Inc.      51.0               Georgia

  C & O Auto Parts, Inc.                      51.0               Georgia

  First Choice Automotive, Inc.               51.0               Georgia

  First Settlement Automotive, Inc.           51.0               Georgia

  1st Choice Auto Parts, Inc.                 51.0               Georgia

  Franklin County Supply, Inc.                51.0               Georgia

  Gila Automotive Supply, Inc.                51.0               Georgia

  Hansens Automotive Supply, Inc.             51.0               Georgia

  Hastings Auto Supply, Inc.                  51.0               Georgia

  J.B.H. Auto Supply Incorporated             51.0               Georgia

  L & P Automotive Supply, Inc.               51.0               Georgia

  Lana Lou Auto Parts, Inc.                   51.0               Georgia

  Landry Supply, Inc.                         51.0               Georgia

  Luke's Auto Supply, Inc.                    51.0               Georgia

  Mid-town Auto & Machine Shop, Inc.          51.0               Georgia

  McMinn County Automotive, Inc.              51.0               Georgia

  Middletown Parts Unlimited, Inc.            51.0               Georgia

  Nelson Enterprises, Inc.                    51.0               Georgia

  North Shore Automotive, Inc.                51.0               Georgia

  Oberlin Auto Parts, Inc.                    51.0               Georgia

  Parts & Company of Selma, Inc.              51.0               Georgia

  Petoskey Automotive Center, Incorporated    51.0               Georgia

  P.M.A. Associates, Inc.                     51.0               Georgia

  Port Charlotte Auto Supply, Inc.            51.0               Georgia

  Price Automotive Enterprises, Inc.          75.5               Georgia

  Pride City Auto Parts, Inc.                 51.0               Georgia

  Quality Auto Parts & Paint Supply, Inc.     51.0               Georgia

  R.K.R., Inc.                                51.0               Georgia

  Rasmussen Auto Supply, Inc.                 51.0               Georgia

  River Valley Auto Parts, Inc.               51.0               Georgia

  Rome Auto Parts, Inc.                       51.0               Georgia

  Rutherford Automotive, Inc.                 51.0               Georgia

  Sanchez Truck & Auto Parts, Inc.            51.0               Georgia

  Sevier County Auto Parts, Inc.              51.0               Georgia

  Slidell Parts Warehouse, Inc.               51.0               Georgia

  Sumner Auto & Truck, Inc.                   51.0               Georgia

  TAG Automotive, Inc.                        51.0               Georgia

  TNT Supply, Inc.                            51.0               Georgia

  Uptergrove Auto Supply, Inc.                51.0               Georgia

  Warren County Automotive, Inc.              51.0               Georgia

  Wisota Auto Parts, Inc.                     51.0               Georgia